Employee Retirement and Other Benefits - Percentage Point Change in Assumed Health Care Cost Trend Rate (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Effect on total of service and interest cost components, Increase	$ 5
Effect on postretirement benefit obligation, Increase	68
Effect on total of service and interest cost components, Decrease	(4)
Effect on postretirement benefit obligation, Decrease	$ (58)